UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 14, 2006, Alexion Pharmaceuticals, Inc. (the “Company) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has accepted for filing the Biologics License Application (“BLA”) for Soliris™ (eculizumab) for the treatment of Paroxysmal Nocturnal Hemoglobinuria, a rare life-threatening genetic blood disorder (“PNH”).

In addition, the FDA has informed the Company that it has designated the submission for priority review, which targets an FDA action within six months of the BLA submission date. The Company submitted the BLA in September 2006.

A copy of that press release is furnished as Exhibit 99.1 to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on November 14, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: November 14, 2006	By:	/S/ THOMAS I. H. DUBIN
Name: Thomas I. H. Dubin Title: Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on November 14, 2006.